                                                                   EXHIBIT 10.20

CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                    ADDENDUM TO TECHNOLOGY LICENSE AGREEMENT
                                     BETWEEN
                              OAK TECHNOLOGY, INC.
                                       AND
                                   TVIA, INC.

THIS ADDENDUM No. 1 is made this 25th day of April, 2001 ("Addendum Effective Date"), by and between OAK TECHNOLOGY, INC., hereinafter called the "Oak", and TVIA, INC., hereinafter called "Licensee", and is intended by Oak and Licensee to amend the terms and conditions of the Technology License Agreement dated December 29, 2000 ("Controlling Agreement"), for the purpose of allowing additional technology and software to be licensed to Licensee under the terms of this Addendum incorporating the unmodified terms of the Controlling Agreement.

WITNESSETH, that Oak and Licensee agree the terms and conditions of the Controlling Agreement and its Exhibits shall be amended as follows and incorporated into and made part of this Addendum to allow for the licensing of Oak's OTI-2650 and OT-I8215 technology by Licensee under the terms of this
Addendum:

1. In Section 1.2, the definition of "Chip Technology", shall be amended as follows to allow for the licensing of the OTI-2650 technology under the terms of this Addendum:

        "Chip Technology" shall mean Oak Technology's OTI-2650 MPEG 2 technology, including the OTI-8215 reference design, and related working directories as further described in Exhibit A-1 provided in Source Code and SGN Format. Chip Technology does not include Excluded Technology.

2. In Section 1.12 the definition of "Software Technology" shall be amended as follows to allow for the licensing of the OTI-2650 technology under the terms of this Addendum:

        "Software Technology" shall mean the design database Source Code as described in Exhibit A-1, as well as all Object Code and firmware delivered to Licensee, as also specified in Exhibit A-1, as part of the Licensed Technology deliverables. Software Technology does not include Excluded Technology.

3.      A new Section 1.16 shall be added as follows:

"Excluded Technology" shall mean the following third party technology and/or software that is incorporated into and made part of the OTI 2650 device and OTI-8215 device but which will not be/cannot be licensed by Oak under this Addendum. The following is a list of technology and/or information that will be excluded from the Chip Technology and Software Technology deliverables:
MACROVISION, CSS, USPARC, DVD FORUM MEMBERSHIP, ***, Q-SOUND, DOLBY DIGITAL
(AC3), DOLBY PROLOGIC, THREADX RTOS, GREEN HILLS USPARC DEVELOPMENT TOOLS, VIRTUAL SILICON .25UM LIBRARY, AND TSMC I/O FORMAT.

*** CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND
    EXCHANGE COMMISSION.

        INCLUDED IN THE SCOPE OF EXCLUDED TECHNOLOGY, UNTIL APPROVAL IS OBTAINED BY LICENSEE FROM CSS AND SUCH APPROVAL IS PROVIDED TO OAK, IS THE OTI-2650 DESIGN LAYOUT FOR THE CSS MODULE, AND THE GDSII AND MASK SET FOR THE OTI-2650 DEVICE, DUE TO THE INCLUSION IN THESE ITEMS OF OAK'S LICENSED AND NON-TRANSFERABLE CSS MASTER KEY. LICENSEE UNDERSTANDS THAT A SEPARATE LICENSE MUST BE EXECUTED WITH THE OWNERS OF SUCH TECHNOLOGY AND/OR SOFTWARE IN ORDER TO RIGHTFULLY USE THE THIRD PARTY COMPONENTS OF THE OTI 2650 AND OTI-8215 DEVICES.

4. In Section 3.1 the Fee for the licensing of the OTI-2650 technology under the terms of this Addendum shall be as follows: *** Dollars ($***), paid as follows: (i) *** ($ ***) paid by ***; and *** (ii)
        ($***) paid by ***.

5.      In Section 6, a new Section 6(g) shall be added as follows:

        For a period of One (1) year after the Effective Date of this Agreement as modified pursuant to this Addendum, both Licensee and Oak agree that they shall not, directly or indirectly, (i) hire or employ; (ii) knowingly permit any entity, company or business organization which is directly or indirectly controlled by either party to hire or employ; (iii) recruit or attempt to recruit, solicit or attempt to solicit, attempt to hire, interfere with or endeavor to entice away; or (iv) assist any entity, company or business organization to recruit or attempt to recruit, solicit or attempt to solicit, attempt to hire, interfere with or endeavor to entice away any person who is employed by Licensee or Oak unless prior written consent is obtained from the other party.

6. For the purposes of this Addendum and solely with respect to the licensing of the Chip Technology and Software Technology, as defined in this Addendum, the following Support terms are provided:

        Support of the hardware and software development environments for Chip Technology and Software Technology:

        1. One designated person, acting as an independent consultant for Oak and identified below, shall be the sole contact for all support needs, which shall be limited to understanding the Chip Technology and Software Technology. The designated consultant will: (i) answer directly Licensee's support questions, using his skill and experience with the OTI-2650 design, or (ii) solicit from Oak engineers the answers to Licensee's support questions if he cannot personally answer the support question. Licensee understands and agrees Oak shall have no direct support obligations or liability under this Addendum.

        2. Licensee further understands and agrees that Oak engineers may not be able to provide immediate response to such questions, due to internal development schedules, and that some questions cannot be answered by Oak, requiring

*** CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND
    EXCHANGE COMMISSION.

                Licensee to secure on its own behalf additional support from third parties. The designated individual will use his best efforts to identify persons or entities not affiliated with Oak that are capable of providing the needed support, and introduce Licensee as a customer for such support. Any arrangements with third parties for additional support assistance will be negotiated by Licensee directly with such third parties, and Licensee shall be responsible for all costs associated with securing the additional support. Oak shall have no obligation or liability for such fees. Licensee shall ensure that any arrangements with third parties for additional support are conducted under an appropriate written agreement protecting the confidentiality and intellectual property rights of Oak.

        3. The designated person shall perform support services, which shall be limited to assisting Licensee in understanding the Chip Technology and Software Technology, for a period not to extend beyond August 31, 2001, and limited to: (i) a maximum of 320 hours (including time of Oak employees and any outside additional support obtained through the efforts of the designated support person); and (ii) a maximum of ten (10) hours per week by any single Oak employee. Licensee shall arrange contact information and support times directly with the designated person for the support services.

        4. If the designated person fails to provide the support services specified herein to Licensee, Licensee will notify Oak of such failure and Oak will in turn notify the designated person that he is in default and demand the designated person cure the default. If the designated person fails to provide a cure, Oak's sole obligation and liability to Licensee will be to: (i) terminate its contract with the designated person, and withhold the fees reserved under the contract for the support services; and (ii) attempt to identify a replacement that can continue to provide support services to Licensee. Licensee understands and agrees that other than the withholding of fees, and attempting to find a replacement for the designated person, Oak shall have no responsibility for the failure of the designated person to provide support or otherwise satisfactorily meet the support services specified herein. Licensee further understand that any replacement that may be found may not have technical expertise and familiarity with the OTI-2650 design, and their ability to provide support assistance could be limited in scope.

                        Designated Person: Tuan Nguyen

The terms and conditions of the Controlling Agreement are incorporated into and made part of this Addendum, and to the extent any of the terms and condition of this Controlling Agreement conflict with the terms and conditions of this Addendum, the terms and conditions of this Addendum shall control.

Understood and Agreed

TVIA, INC.                                  FOR OAK TECHNOLOGY, INC.

By: /s/ Jack Guedj                          By:  /s/ David J. Power
   --------------------------------            --------------------------------

Name:  JACK GUEDJ                           Name: David J. Power
     ------------------------------              ------------------------------

Title:  President                           Title: V.P. & Gen Counsel
      -----------------------------               -----------------------------

Date:  05/11/01                             Date:  11 May 01
     ------------------------------              ------------------------------

                                   EXHIBIT A-1

                     CHIP TECHNOLOGY AND SOFTWARE TECHNOLOGY

                                  DELIVERABLES

UNLESS OTHERWISE IDENTIFIED AS EXCLUDED TECHNOLOGY, DUE TO OWNERSHIP RIGHTS HELD BY THIRD PARTIES, the Chip Technology and Software Technology deliverables, as specified below, include necessary documentation, libraries, models, scripts and code necessary to perform synthesis, simulation, emulation, verification, fabrication and validation, and the necessary software. All documents should be delivered as Microsoft Word (.doc) files to the extent available.

The OTI-2650A0 is also known as Magellan, OTI-265B0, or OTI-261, and the parts are marked as OTI-2650AA.

I.       CHIP TECHNOLOGY

1.       IC DATABASE- OTI-2650 REVA0 SILICON

        A.      Architecture Specification and documents referenced therein.

        B.      Micro-architecture specifications

        C. Detailed Module documentation, block diagrams, flow charts, state diagrams, waveforms

        D.      Complete design database, including, but not limited to:

                1.      Directory Structure with description

                2.      Verilog RTL code(1),(2)

                3. Simulation environment and test vectors, chip level and module level

                4.      Local Test Benches and script files

                5.      C Code and Models with run scripts

                6.      Synthesis scripts, block level and chip level

                7.      Timing scripts, block level and chip level

                8.      Gate level netlist(1),(2)

                9.      Models for Custom Macros

        E.      QuickTurn

                1.      Emulation board

                2.      Database

                3.      Schematics, Gerber files, BOM

                4. Test Programs, script files, utility programs such as loader, linker, available documents, etc

        F.      Engineering Samples

                1.      100 untested units for protype use

NOTES: REFERENCE TO EXCLUDED TECHNOLOGY

1) Tvia must obtain Macrovision license to receive TVEncoder RTL & Gate level netlist

2) CSS module contains Oak's Master Key, therefore CSS RTL will have the Master Key removed, and the CSS gate level netlist can not be released to Tvia. To obtain physical databases, Tvia must get legal clearance before databases can be released.

3) This is subject to Tvia getting approval from all necessary library vendors to receive the physical databases (Virtual Silicon,.25um libraries and TSMC .25um I/O library).

4) Tvia will not receive, until written approval is first obtained from CSS, the following: (a) Avant! layout database(1),(2),(3) (see above notes) with back annotation files and documentation of tools flow and procedure for physical design; and (b) GDSII database(1),(2),(3) (see above notes).


2.      SYSTEM DEVELOPMENT BOARD

        A. Working PCI board and database, including schematic files, PADS layout job files, Gerber files, BOM, User's Manual, demo software for OTI-2650 with Titanic stream, utility programs and files.

        B.      Partial Reference Design:

                1.      Schematics of BEA1-A (2650 back-end PCB)

                2.      Schematics of DVDAV03-B (A/V output PCB)

                3.      Schematics of 265DVD_PANEL02-A (front-panel PCB)

                4.      Schematics of PW_D010-D (power supply PCB)

        C.      OTI-2650 Demonstration Boards

                1. 5 PCI boards: 1 working board and 4 best available boards.

3.      OTI-8215 AS REFERENCE

        A. Complete RTL design database of the Transport/Program Stream Demultiplexor section that includes STC Recovery scheme from OTI-8215B0 design.

        B. Architecture Specification and design documents for Transport Stream Demultiplexor and Video Decoder.

        C.      Micro-architecture specifications thereof.

        D. Best effort to retrieve 8211 Reference Design and Demo Software Source Code and Files for Applications Layer, System Control Layer, Basic Function Layer and Hardware Access Layer (from UK company) as available.

4.      AVAILABLE MARKETING DOCUMENTATIONS

II.     SOFTWARE TECHNOLOGY

1.      CORE SOFTWARE (EXCLUDED TECHNOLOGY)

Tvia understands and agrees that in order to obtain complete software deliverables, Tvia must obtain the following licenses prior to delivery:

1.      DVD

2.      CSS

3.      ***

4.      Q-Sound

5.      Dolby Digital (AC3)

6.      Dolby ProLogic

7.      ThreadX RTOS

8.      Green Hills (mu)SPARC development tools

A.      AUDIO DSP SOFTWARE

        1.      2-channel MPEG-1/2, layer I & II

        2.      MPEG-1/2 layer III

        3.      5.1 channel Dolby AC-3

        4.      Dolby Pro Logic

        5.      Various (up to 8-channel) LPCM outputs

        6.      Various cross-channel downmixing modes

        7.      SPDIF channel status bit stream support

        8.      ***

        9.      Q-sound surround sound (QMSS/Qxpander)

        10. Post Processing effects -Pitch-shift, Echo, Surround, Treble/Bass control, audio resampling

B.      AUDIO DSP DEVELOPMENT SOFTWARE

        1. In-house 24-bit assembler, linker, loader, libraries and utilities

        2.      *** Simulator/C Model

        3.      *** Debugger

        4.      Test bit-streams and demonstration software

        5.      Source code for all software

        6. Documentation/Manual for DSP development environment/software to the extent of availability

*** CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND
    EXCHANGE COMMISSION.

2.      SYSTEM SOFTWARE

A.      DOCUMENTS (Electronic versions and hard copies)

        1.      System Specification of New Orleans DVD Player ver.0.8

        2.      System Software Specifications of New Orleans DVD Player ver.0.8

        3.      Core Software Specification

        4.      Application Notes

        5.      DRAM Partition Note

        6.      OTI-265/OTI-2650 Data Book

        7. Software Module documentation including descriptions, block diagrams, flowcharts, state diagrams to the extent of availability

        8.      Documents and Reference C-Codes for the OTI-2650 Audio
                Post-processing

B.      SOFTWARE

        1. Complete software design database and source codes of OTI-2650 including:

                A.      Source Safe data base and project files

                B.      uSparc C Code files

                C.      uSparc Assembly Code files

                D.      uSparc Header files

                E.      Script files

                F.      Libraries

                G.      Makefiles.

                H.      Simulation environment, test programs and test vectors

        2.      System software should include the following:

                A.      UI

                B.      Navigator

                C.      Main Program

        3.      Utilities

                a.      OTI-2650 uSPARC ROM monitor

                b. Debugging, Demo Programs, Video Format Conversion to the extent of availability